                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1590
                                     DATED: SEPTEMBER 30, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               September 30, 1997


SETTLEMENT DATE:          October 3, 1997


MATURITY DATE:            October 3, 2000


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.050%
                          (Plus five bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly


INTEREST PAYMENT DATES:   The 3rd of January, April, July, and October commencing January 3, 1998, through the Maturity Date; subject to modified following business day convention.


INITIAL INTEREST RATE:    TBD


FORM:                     Book-entry

